Exhibit 4.6

EXECUTION VERSION

FIRST AMENDMENT

TO

REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT, dated as of May 23, 2014 (this “Amendment”), to the REGISTRATION RIGHTS AGREEMENT, dated May 2, 2014 (the “Registration Rights Agreement”), by and between Overseas Shipholding Group, Inc. (the “Company”) and each Commitment Party (as that term is defined for the purposes of the Registration Rights Agreement) (each referred to herein, individually, as a “Commitment Party” and, collectively, as the “Commitment Parties”) and any parties identified on the signature page of any joinder agreements executed and delivered pursuant to Section 11 of the Registration Rights Agreement. The Company and each Commitment Party are referred to herein, collectively, as the “Parties” and each, individually, as a “Party.”

WITNESSETH

WHEREAS, on May 2, 2014, the Company and each Commitment Party entered into that certain Registration Rights Agreement; and

WHEREAS, in response to certain objections to the proposed Plan (as defined in the Registration Rights Agreement) by certain lenders of the Company and/or other Debtors, the Company and each Commitment Party has agreed to make certain changes to the Plan and to modify the Registration Rights Agreement to include such lenders as Commitment Parties therein; and

WHEREAS, the Company, on the one hand, and each Commitment Party, on the other hand, desire to hereby amend the Registration Rights Agreement to reflect such agreed modifications thereto.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth in this Amendment and the Registration Rights Agreement, the Parties do hereby agree as follows:

Section 1.          Definitions. Capitalized terms used and not defined in this Amendment have the meanings ascribed to such terms in the Registration Rights Agreement.

Section 2.          Amendments. The Registration Rights Agreement shall be amended as follows, with effect as of the date hereof:

2.1.1    The term “Commitment Party” shall mean each Commitment Party set forth on Schedule 1 to this Amendment;

2.1.2   Each of the Parties hereto hereby agrees that each of the entities listed at numbers 11 through 32 in Schedule 1 hereto (each a “Joining Commitment Party”) is hereby made a Party to the Registration Rights Agreement as a Commitment Party, and each of the Joining Commitment Parties agrees to become a Commitment Party under the Registration Rights Agreement and to be bound by, subject to, and entitled to the benefit of, all of the representations and warranties, covenants, rights, obligations, terms and conditions of the Registration Rights Agreement that are applicable to a Commitment Party thereunder. Execution and delivery of this Amendment by each of the Joining Commitment Parties shall also constitute execution and delivery by it of the Registration Rights Agreement, without further action of any Party;

Section 3.         Continuity. Except as expressly modified hereby, the terms and provisions of the Registration Rights Agreement and all instruments, agreements or other documents executed and delivered in connection therewith shall continue in full force and effect. Whenever the “Agreement” is referenced in the Registration Rights Agreement or any of the instruments, agreements or other documents executed and delivered in connection therewith, such references shall be deemed to mean the Registration Rights Agreement as amended hereby.

Section 4.         Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties, and to the extent permitted by the Registration Rights Agreement, their successors, legal representatives and assigns.

Section 5.          Severability. If any provision of this Amendment is held invalid, illegal or unenforceable in any jurisdiction, the remainder of this Amendment, or application of that provision to any Persons or circumstances, or in any jurisdiction, other than those as to which it is held unenforceable, will not be affected by that unenforceability and will be enforceable to the fullest extent permitted by law.

Section 6.          Counterparts. The Parties may sign this Amendment in several counterparts, each of which will be deemed an original but all of which together will constitute one instrument. The Parties agree that delivery of this Amendment may be effected by means of an exchange of facsimile or other electronic copies.

Section 7.         Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

OVERSEAS SHIPHOLDING GROUP, INC.

By:	/s/ John J. Ray, III
	Name:	John J. Ray, III
	Title:	Chief Reorganization Officer

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

ALDEN GLOBAL CAPITAL LLC

By:	/s/ Elizabeth Pierce
	Name:	Elizabeth Pierce
	Title:	Vice President

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BHR CAPITAL LLC

By:	/s/ William Brown
	Name:	William Brown
	Title:	President & COO

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN KICKING HORSE FUND L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN TIMBERLINE LTD.

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUEMOUNTAIN LONG SHORT/CREDIT AND DISTRESSED REFLECTION FUND, A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC

	By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Assistant GC/VP

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BROWNSTONE INVESTMENT GROUP, LLC

By:	/s/ Douglas Lowey
	Name:	Douglas Lowey
	Title:	CEO

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CAXTON INTERNATIONAL, LIMITED

By:	/s/ Joseph Kelly
	Name:	Joseph Kelly
	Title:	VP & Treasurer

By:	/s/ Maxwell Quin
	Name:	Maxwell Quin
	Title:	VP & Secretary

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CERBERUS CAPITAL MANAGEMENT, L.P., on behalf of its affiliated funds and fund management entities

By:	/s/ Sheila M. Peluso
	Name:	Sheila M. Peluso
	Title:	Managing Director
Associate General Counsel

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CYRUS CAPITAL PARTNERS, L.P.

By:	/s/ Jennifer M. Pulick
	Name:	Jennifer M. Pulick
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

LUXOR CAPITAL GROUP LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

PAULSON & CO. INC.

By:	/s/ Daniel Kamensky
	Name:	Daniel Kamensky
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

SILVER POINT CAPITAL LP

By:	/s/ Michael Gatto
	Name:	Michael Gatto
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BLUECREST MULTI STRATEGY CREDIT MASTER FUND LIMITED

By:	/s/ Brian McCawley
	Name:	Brian McCawley
	Title:	Authorized Signatory on behalf of the general partner of BlueCrest Capital Management (New York) LP, sub-investment manager

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CASPIAN SELECT MASTER CREDIT FUND, LTD

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CASPIAN SC HOLDINGS, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CASPIAN HLSC1, LLC

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

SUPER CASPIAN CAYMAN FUND LIMITED

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

MARINER LDC

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CASPIAN FOCUSED OPPORTUNITIES FUND, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CASPIAN FOCUSED CREDIT FUND, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CREDIT VALUE MASTER FUND III, L.P.

By:	Credit Value Partners LP, as investment management

By:	/s/ Donald Pollard
	Name:	Donald Pollard
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

CREDIT VALUE PARTNERS DISTRESSED DURATION MASTER FUND, LP

By:	Credit Value Partners LP, as investment management

By:	/s/ Donald Pollard
	Name:	Donald Pollard
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BELL ATLANTIC MASTER TRUST

By:	Credit Value Partners LP, as Authorized Signatory

By:	/s/ Donald Pollard
	Name:	Donald Pollard
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Thomas A. Tormey
	Name:	Thomas A. Tormey
	Title:	Managing Director

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

KNIGHTHEAD MASTER FUND, L.P.

By:	Knighthead Capital Management, LLC, its Investment Manager

By:	/s/ Laura Torrado
	Name:	Laura Torrado
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

KNIGHTHEAD (NY) FUND, L.P.

By:	Knighthead Capital Management, LLC, as its Investment Advisor

By:	/s/ Laura Torrado
	Name:	Laura Torrado
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

LMA SPC for and on behalf of the MAP 84 Segregated Portfolio

By:	Knighthead Capital Management, L.L.C., as its Investment Advisor

By:	/s/ Laura Torrado
	Name:	Laura Torrado
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

STONE LION PORTFOLIO L.P.

By:	Stone Lion Capital Partners L.P., Its Investment Manager

By:	/s/ Claudia Borg
	Name:	Claudia Borg
	Title:	General Counsel

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

PERMAL STONE LION FUND LTD.

By:	Stone Lion Capital Partners L.P., Its Investment Manager

By:	/s/ Claudia Borg
	Name:	Claudia Borg
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

KOCH RESOURCES, LLC

By:	Stone Lion Capital Partners L.P., Its Investment Manager

By:	/s/ Claudia Borg
	Name:	Claudia Borg
	Title:	General Counsel

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

STRATEGIC VALUE MASTER FUND, LTD.

By:	Strategic Value Partners, LLC, its Investment Manager

By:	/s/ Lewis Schwartz
	Name:	Lewis Schwartz
	Title:	Chief Financial Officer

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

STRATEGIC VALUE SPECIAL SITUATIONS MASTER FUND II, L.P.

By:	SVP Special Situations II LLC, its Investment Manager

By:	/s/ Lewis Schwartz
	Name:	Lewis Schwartz
	Title:	Chief Financial Officer

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

SVP ACQUISITIONS, LLC

By:	/s/ Lewis Schwartz
	Name:	Lewis Schwartz
	Title:	Authorized Signatory

[FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

SCHEDULE 1

Commitment Parties

Commitment Party
1	Alden Global Capital LLC
2	BHR Capital LLC
3	BlueMountain Capital Management, LLC
4	Brownstone Investment Group, LLC
5	Caxton International Limited
6	Cerberus Capital Management, L.P.
7	Cyrus Capital Partners LP
8	Luxor Capital Group LP
9	Paulson & Co. Inc.
10	Silver Point Capital LP
11	BlueCrest Multi Strategy Credit Master Fund Limited
12	Caspian Select Master Credit Fund, LTD
13	Caspian SC Holdings, L.P.
14	Caspian HLSC1, LLC
15	Super Caspian Cayman Fund Limited
16	Caspian Solitude Master Fund, L.P.
17	Mariner LDC
18	Caspian Focused Opportunities Fund, L.P.
19	Caspian Focused Credit Fund, L.P.
20	Credit Value Master Fund III, L.P.
21	Credit Value Partners Distressed Duration Master Fund, LP
22	Bell Atlantic Master Trust
23	Goldman Sachs Lending Partners
24	Knighthead Master Fund, L.P.
25	Knighthead (NY) Fund, L.P.
26	LMA SPC for and on behalf of the MAP 84 Segregated Portfolio
27	Stone Lion Portfolio L.P.
28	Permal Stone Lion Fund Ltd.
29	Koch Resources, LLC
30	Strategic Value Master Fund, Ltd.
31	Strategic Value Special Situations Master Fund II, L.P.
32	SVP Acquisitions, LLC